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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-05686
AIM Investment Securities Funds (Invesco Investment Securities Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices)       (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 3/31/11
* The Fund included is Invesco Van Kampen Limited Duration Fund.

Item 1. Schedule of Investments.

Invesco Van Kampen Limited Duration Fund
Quarterly Schedule of Portfolio Holdings
March 31, 2011

invesco.com/us                     VK-LTDD-QTR-1      03/11                 Invesco Advisers, Inc.

Schedule of Investments
March 31, 2011
(Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 66.3%
	Aerospace & Defense 0.3%
$175	Textron, Inc.	6.500%	06/01/12	$184,082

	Agricultural Products 0.7%
500	Bunge, Ltd. Finance Corp.	4.100	03/15/16	501,686

	Airlines 2.5%
750	American Airlines, Inc.	7.858	04/01/13	770,625
194	Continental Airlines, Inc.	7.250	05/10/21	212,221
252	Delta Air Lines, Inc.	6.200	07/02/18	262,883
450	Delta Air Lines, Inc.	7.111	03/18/13	460,406

				1,706,135

	Asset Management & Custody Banks 0.8%
525	Northern Trust Corp.	5.500	08/15/13	575,508

	Automobile Manufacturers 0.9%
530	Daimler Finance North America LLC	7.300	01/15/12	556,779
45	Nissan Motor Acceptance Corp. (a)	3.250	01/30/13	45,941

				602,720

	Automotive Retail 0.5%
335	AutoZone, Inc.	6.500	01/15/14	375,138

	Brewers 1.1%
400	Anheuser-Busch InBev Worldwide, Inc.	3.000	10/15/12	411,074
290	Anheuser-Busch InBev Worldwide, Inc.	5.375	11/15/14	318,670

				729,744

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Broadcasting 0.5%
$345	COX Communications, Inc.	4.625%	06/01/13	$366,869

	Cable & Satellite 1.6%
470	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	7.625	05/15/16	519,938
500	Time Warner Cable, Inc.	8.250	02/14/14	581,643

				1,101,581

	Consumer Finance 1.8%
450	American Express Co.	7.250	05/20/14	512,589
580	Capital One Financial Corp.	5.700	09/15/11	592,533
120	SLM Corp.	5.000	10/01/13	123,870

				1,228,992

	Department Stores 0.9%
605	Macy’s Retail Holdings, Inc.	5.350	03/15/12	621,637

	Diversified Banks 12.7%
625	Abbey National Treasury Services PLC (United Kingdom) (a)	3.875	11/10/14	621,605
500	ABN Amro Bank NV (Netherlands) (a)	3.000	01/31/14	496,823
540	ANZ National International Ltd. (New Zealand) (a)	2.375	12/21/12	546,941
500	Bank of Nova Scotia (Canada)	2.375	12/17/13	510,510
190	Barclays Bank PLC (United Kingdom)	5.140	10/14/20	180,412
570	Barclays Bank PLC (United Kingdom)	5.200	07/10/14	616,860
285	BPCE SA (France) (a)	2.375	10/04/13	283,044
605	HSBC Finance Corp.	6.750	05/15/11	609,097
235	ING Bank NV (Netherlands) (a)	3.000	09/01/15	229,172
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Diversified Banks (continued)
$280	Lloyds TSB Bank PLC (United Kingdom)	4.875%	01/21/16	$288,080
555	National Australia Bank Ltd. (Australia) (a)	5.350	06/12/13	592,137
555	Nordea Bank AB (Sweden) (a)	2.500	11/13/12	565,057
250	Royal Bank of Scotland PLC (United Kingdom) (a)	4.875	08/25/14	259,776
580	Royal Bank of Scotland PLC (United Kingdom)	4.875	03/16/15	602,635
500	Santander US Debt SA Unipersonal (Spain) (a)	2.991	10/07/13	495,990
205	Societe Generale (France) (a)	2.500	01/15/14	203,436
400	Standard Chartered PLC (United Kingdom) (a)	3.850	04/27/15	408,040
310	US Bancorp	2.000	06/14/13	314,743
280	US Bancorp	4.200	05/15/14	298,725
250	Wells Fargo & Co.	3.750	10/01/14	262,112
375	Westpac Banking Corp. (Australia)	2.100	08/02/13	379,014

				8,764,209

	Diversified Capital Markets 1.7%
330	Credit Suisse New York (Switzerland)	5.500	05/01/14	362,043
205	Credit Suisse USA, Inc.	6.125	11/15/11	211,923
565	UBS AG Stamford CT (Switzerland)	3.875	01/15/15	581,819

				1,155,785

	Diversified Chemicals 0.9%
545	Dow Chemical Co.	5.900	02/15/15	604,363

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Diversified Metals & Mining 2.3%
$550	Anglo American Capital PLC (United Kingdom) (a)	9.375%	04/08/14	$660,046
345	BHP Billiton Finance USA Ltd. (Australia)	8.500	12/01/12	385,198
500	Freeport-McMoRan Cooper & Gold, Inc.	8.375	04/01/17	551,094

				1,596,338

	Diversified REIT’s 0.8%
575	Qatari Diar Finance QSC (Qatar) (a)	3.500	07/21/15	577,296

	Drug Retail 0.6%
385	CVS Caremark Corp.	5.750	08/15/11	392,440

	Electric Utilities 2.7%
545	Electricite de France (France) (a)	5.500	01/26/14	596,671
535	Enel Finance International SA (Luxembourg) (a)	3.875	10/07/14	551,780
350	Southern Co.	2.375	09/15/15	343,966
335	Southern Power Co.	4.875	07/15/15	359,741

				1,852,158

	Food Retail 0.8%
506	Delhaize Group (Belgium)	5.875	02/01/14	550,945

	Health Care Equipment 0.9%
365	Boston Scientific Corp.	5.450	06/15/14	389,584
200	CareFusion Corp.	4.125	08/01/12	207,058

				596,642

	Hotels, Resorts & Cruise Lines 1.0%
640	Marriott International, Inc.	4.625	06/15/12	664,699

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Industrial Conglomerates 2.4%
$335	Hutchison Whampoa International, Ltd. (Cayman Islands) (a)	4.625%	09/11/15	355,269
470	Hutchison Whampoa International Ltd. (Cayman Islands) (a)(b)	6.000	12/29/49	$481,162
800	NBC Universal, Inc. (a)	2.100	04/01/14	796,987

				1,633,418

	Integrated Oil & Gas 1.3%
660	Petrobras International Finance Co. (Cayman Islands)	3.875	01/27/16	663,404
250	Shell International Finance (Netherlands)	3.100	06/28/15	256,493

				919,897

	Integrated Telecommunication Services 2.1%
280	AT&T, Inc.	2.500	08/15/15	278,053
490	Comcast Cable Holdings LLC	9.800	02/01/12	525,965
585	Telecom Italia Capital SA, Ser B (Luxembourg)	5.250	11/15/13	618,333

				1,422,351

	Investment Banking & Brokerage 3.1%
485	Goldman Sachs Group, Inc.	5.250	10/15/13	522,192
350	Macquarie Group, Ltd. (Australia) (a)	7.300	08/01/14	388,011
360	Morgan Stanley	2.875	01/24/14	361,157
315	Morgan Stanley	4.000	07/24/15	319,359
530	TD Ameritrade Holding Corp.	2.950	12/01/12	541,471

				2,132,190

	Life & Health Insurance 0.7%
485	Prudential Financial, Inc.	3.625	09/17/12	501,753

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Life Sciences Tools & Services 0.4%
$285	Thermo Fisher Scientific, Inc.	2.050%	02/21/14	$288,278

	Managed Health Care 0.2%
135	CIGNA Corp.	4.500	03/15/21	133,252

	Movies & Entertainment 0.8%
550	Viacom, Inc.	4.375	09/15/14	587,921

	Multi-Line Insurance 1.1%
755	Met Life Global Funding I (a)	5.750	07/25/11	767,432

	Multi-Utilities 1.0%
135	Dominion Resources, Inc.	1.800	03/15/14	134,972
540	Dominion Resources, Inc.	5.700	09/17/12	575,833

				710,805

	Office Electronics 0.7%
503	Xerox Corp.	6.875	08/15/11	514,629

	Office REIT’s 0.8%
510	Digital Realty Trust LP	4.500	07/15/15	523,978

	Oil & Gas Drilling 0.5%
300	Transocean, Inc. (Cayman Islands)	4.950	11/15/15	317,413

	Oil & Gas Exploration & Production 1.9%
465	Devon Financing Corp. ULC (Canada)	6.875	09/30/11	479,548
510	EOG Co. of Canada (Canada) (a)	7.000	12/01/11	528,874
295	Pemex Project Funding Master Trust	6.625	06/15/35	300,262

				1,308,684

	Oil & Gas Storage & Transportation 1.8%
400	Enterprise Products Operating LLC	9.750	01/31/14	479,725
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Oil & Gas Storage & Transportation (continued)
$250	Spectra Energy Capital LLC	5.668%	08/15/14	$274,682
475	Spectra Energy Capital LLC	5.900	09/15/13	516,826

				1,271,233

	Other Diversified Financial Services 5.0%
870	Bank of America Corp.	3.700	09/01/15	872,815
595	Bank One Corp.	5.250	01/30/13	631,642
420	ERAC USA Finance LLC (a)	2.750	07/01/13	427,318
100	ERAC USA Finance LLC (a)	5.800	10/15/12	106,209
545	General Electric Capital Corp.	5.450	01/15/13	582,674
375	General Electric Capital Corp.	5.900	05/13/14	414,804
85	JPMorgan Chase & Co.	3.450	03/01/16	84,642
350	Merrill Lynch & Co., Inc.	5.450	02/05/13	370,752

				3,490,856

	Pharmaceuticals 0.4%
265	Sanofi-Aventis SA (France)	1.625	03/28/14	264,520

	Railroads 0.5%
353	Union Pacific Corp.	6.500	04/15/12	373,560

	Regional Banks 0.6%
390	Nationwide Building Society (United Kingdom) (a)	4.650	02/25/15	395,788

	Restaurants 0.3%
230	Yum! Brands, Inc.	8.875	04/15/11	230,548

	Retail REIT’s 0.5%
315	WEA Finance LLC (a)	7.125	04/15/18	365,096

	Specialized Finance 1.4%
525	Moody’s Corp.	5.500	09/01/20	533,411
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Specialized Finance (continued)
$400	National Rural Utilities Cooperative Finance Corp.	3.050%	03/01/16	$403,910

				937,321

	Specialized REIT’s 0.7%
485	HCP, Inc.	2.700	02/01/14	486,765

	Steel 0.5%
300	ArcelorMittal (Luxembourg)	6.125	06/01/18	321,906

	Trucking 0.2%
135	Ryder System, Inc.	3.150	03/02/15	136,088

	Wireless Telecommunication Services 1.4%
175	American Tower Corp.	4.500	01/15/18	171,856
50	American Tower Corp.	4.625	04/01/15	51,990
180	Crown Castle Towers LLC (a)	3.214	08/15/35	180,675
530	Vodafone Group PLC (United Kingdom)	5.000	12/16/13	576,437

				980,958

	Total Corporate Bonds 66.3%			45,765,607

	Asset Backed Securities 21.2%
650	Ally Auto Receivables Trust	1.450	05/15/14	655,234
150	Ally Master Owner Trust (a)(b)	2.005	01/15/15	152,770
216	ARI Fleet Lease Trust (a)(b)	1.705	08/15/18	217,796
935	Bank of America Auto Trust (a)	2.130	09/15/13	942,358
875	Citibank Credit Card Issuance Trust	2.250	12/23/14	893,889
844	CNH Equipment Trust	1.540	07/15/14	849,470
1,200	Ford Credit Floorplan Master Owner Trust (b)	1.805	09/15/14	1,216,603
575	Ford Credit Floorplan Master Owner Trust (a)	4.200	02/15/17	608,737
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Asset Backed Securities (continued)
$2,000	GE Capital Credit Card Master Note Trust	3.690%	07/15/15	$2,071,357
1,000	GE Dealer Floorplan Master Note Trust (b)	1.940	07/21/14	1,016,544
550	Harley-Davidson Motorcycle Trust	1.740	09/15/13	553,597
625	Harley-Davidson Motorcycle Trust	1.870	02/15/14	628,950
587	Huntington Auto Trust (a)	3.940	06/17/13	594,015
600	MMAF Equipment Finance LLC (a)	2.370	11/15/13	605,578
800	MMCA Automobile Trust (a)	1.390	01/15/14	803,286
275	Nissan Master Owner Trust Receivables (a)(b)	1.405	01/15/15	278,112
1,175	Toyota Auto Receivables Owner Trust	1.270	12/16/13	1,182,458
976	Volvo Financial Equipment LLC (a)	1.060	06/15/12	976,414
408	Wheels SPV LLC (a)(b)	1.805	03/15/18	410,872

	Total Asset Backed Securities 21.2%			14,658,040

	United States Treasury Obligations 6.1%
500	United States Treasury Note	2.125	11/30/14	509,141
1,500	United States Treasury Note	2.375	10/31/14	1,541,953
2,100	United States Treasury Note	3.250	12/31/16	2,183,016

	Total United States Treasury Obligations 6.1%			4,234,110

	Collateralized Mortgage Obligations 4.3%
335	Bear Stearns Commercial Mortgage Securities (b)	5.200	01/12/41	357,472
743	Commercial Mortgage Pass Through Certificates, Class A (a)(b)	0.754	07/16/34	742,117
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Collateralized Mortgage Obligations (continued)
$736	FDIC Structured Sale Guaranteed Notes (a)(b)	0.811%	02/25/48	$737,202
519	Federal Home Loan Mortgage Corp.	7.500	09/15/29	583,923
155	Government National Mortgage Association (REMIC) (b)	0.749	09/16/19	155,401
350	LB-UBS Commercial Mortgage Trust, Class A4	4.367	03/15/36	365,351

	Total Collateralized Mortgage Obligations 4.3%			2,941,466

	Agency Bonds 2.6%
	Diversified Banks 2.6%
1,035	Kreditanstalt fuer Wiederaufbau (Germany)	2.250	04/16/12	1,053,521
740	Lloyds TSB Bank PLC (United Kingdom) (a)	2.800	04/02/12	755,594

	Total Agency Bonds 2.6%			1,809,115

	Adjustable Rate Mortgage Backed Securities 1.4%
162	Federal Home Loan Mortgage Corp. (b)	5.484	01/01/38	172,522
145	Federal Home Loan Mortgage Corp. (b)	6.064	02/01/37	153,010
66	Federal National Mortgage Association (b)	2.512	09/01/19	66,804
472	Federal National Mortgage Association (b)	2.535	05/01/35	496,959
98	Federal National Mortgage Association (b)	5.689	03/01/38	104,046

	Total Adjustable Rate Mortgage Backed Securities 1.4%			993,341

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Mortgage Backed Securities 1.1%
$1	Federal Home Loan Mortgage Corp.	6.500%	01/01/33	$1,688
625	Federal National Mortgage Association	6.500	11/01/23 to 11/01/33	707,427
31	Federal National Mortgage Association	7.000	07/01/26 to 10/01/30	36,091
0	Government National Mortgage Association	9.500	09/15/17	464

	Total Mortgage Backed Securities 1.1%			745,670

	Municipal Bonds 0.6%
	Kentucky 0.6%
400	Kentucky Asset Liability Commission	3.165	04/01/18	388,884

	TOTAL LONG-TERM INVESTMENTS 103.6% (Cost $70,373,072)			71,536,233

United States Government Agency Obligations 0.1%
United States Treasury Bill ($90,000 par, yielding 0.173%, 04/28/11 maturity) (Cost $89,989) (c)				89,989

TOTAL INVESTMENTS 103.7% (Cost $70,463,061)				71,626,222

LIABILITIES IN EXCESS OF OTHER ASSETS (3.7%)				(2,576,218)

NET ASSETS 100.0%				$69,050,004

Investments Abbreviations:
REIT —Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduits
Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers.

The aggregate value of these securities at March 31, 2011 was $19,751,427, which represented 28.60% of the Fund’s Net Assets.

(b)	Interest and dividend rate is redetermined periodically. Rate show is the rate in effect on March 31, 2011.

(c)	All or a portion of this security has been physically segregated in connection with open futures contracts.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Limited Duration Fund

Notes to Quarterly Schedule of Portfolio Holdings
March 31, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE.
     Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Invesco Van Kampen Limited Duration Fund

     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are
Invesco Van Kampen Limited Duration Fund

reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
     Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
     A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
     Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
     Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The
Invesco Van Kampen Limited Duration Fund

risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
F.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of March 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the three months ended March 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total
Investments in an Asset Position:
Corporate Bonds	$—	$45,765,607	$—	$45,765,607
Asset Backed Securities	—	14,658,040	—	14,658,040
Agency Bonds	—	1,809,115	—	1,809,115
United States Treasury Obligations	—	4,234,110	—	4,234,110
Collateralized Mortgage Obligations	—	2,941,466	—	2,941,466
Adjustable Rate Mortgage Backed Securities	—	993,341	—	993,341
Mortgage Backed Securities	—	745,670	—	745,670
Municipal Bonds	—	388,884	—	388,884
Short-Term Investments	—	89,989	—	89,989
Futures	456	—	—	456

Total Investments in an Asset Position	$456	$71,626,222	—	$71,626,678
Investments in a Liability Position:
Futures	$(4,596)	$—	$—	$(4,596)

Invesco Van Kampen Limited Duration Fund

NOTE 3 — Derivative Financial Instruments

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	6	June 2011/Long	$1,308,750	$456

U.S. Treasury 5 Year Notes	29	June 2011/Short	(3,386,883)	(2,779)

U.S. Treasury 10 Year Notes	28	June 2011/Short	(3,332,875)	(1,817)

Total			$(5,411,008)	$(4,140)

NOTE 4 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended March 31, 2011 was $9,686,166 and $10,614,322, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $0 and $1,136,841. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$935,225

Aggregate unrealized (depreciation) of investment securities	(438,846)

Net unrealized appreciation of investment securities	$496,379

Cost of investments for tax purposes is $71,129,843.
NOTE 5 — Subsequent Event
The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Short Term Bond Fund (the “Acquiring Fund”).
     The Fund’s shareholders approved the Agreement on April 14, 2011 and the reorganization is expected to be consummated in June 2011. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.
     In anticipation of the closing, the Fund will limit public sales of its shares to new investors, effective as of the open of business on May 9, 2011.
Invesco Van Kampen Limited Duration Fund

Item 2.	Controls and Procedures.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: May 27, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date: May 27, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 27, 2011

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.